SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported): February 26, 1998



                          POMEROY COMPUTER RESOURCES, INC.

               (Exact name of registrant as specified in its charter)


       Delaware                           0-20022             31-1227808

       (State or other jurisdiction                 (Commission
                 (IRS Employer
          of incorporation)                         file number)
            Identification No.)




                       1020 Petersburg Road, Hebron, KY 41048

                      (Address of principal executive offices)


          Registrant's telephone number, including area code (606)586-0600


















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       Item 5.   Other Events


                 On February 26, 1998, the Company signed a definitive agreement to purchase all of the stock of Global Combined Technologies, Inc., a computer reseller and network integrator located in Oklahoma City. The Company expects the acquisition to close upon receipt of regulatory approvals. A copy of the press release issued by the Company regarding the acquisition is filed herewith as Exhibit 99.1.


       Item 7.        Exhibits


                 99.1 Press Release dated February 26, 1998


                                     SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POMEROY COMPUTER RESOURCES, INC.




       Date: February 26, 1998            By: /s/ Stephen E. Pomeroy

                                          Stephen    E.    Pomeroy,    Chief
                                          Financial Officer




















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                                                                 Exhibit 99.1


          For Immediate Release                   For more information:
                                        Addie W. Rosenthal (606) 586-0600,
          ext. 1424


            POMEROY COMPUTER ACQUIRES OKLAHOMA-BASED RESELLER & INTEGRATOR

          Hebron, KY: February 26, 1998: Pomeroy Computer Resources, Inc.,

          (NASDAQ symbol _PMRY_),  today announced the signing of a

          definitive agreement for the acquisition of Global Combined

          Technologies, Inc., an Oklahoma City, Oklahoma-based computer reseller and network integrator.



          In addition to its Oklahoma City headquarters, Global Combined

          Technologies has facilities in  Tulsa and Dallas, Texas. For the year ended December 31, 1997 Global recorded revenues of nearly

          $80 million.



          States Chief Financial Officer Stephen E. Pomeroy, _This

          acquisition is consistent with our current strategy of supporting the recent initiatives enacted by Compaq Computer and IBM.

          Additionally, the experience base of Global's 120 employees adds to our expertise in several areas. The company is well managed and profitable and the principals will sign multi-year employment agreements._



          Adds Global President Dean Higganbotham, _We believe that

          combining Global with Pomeroy's extensive array of integration services offerings will provide significant benefits to our



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          customers and employees. Pomeroy's infrastructure and financial resources will enable Global to continue its growth and success in a highly competitive industry._



          Pomeroy Computer  Resources is one of the country's five largest network integrators, as calculated by Network VAR magazine,  and including this transaction has 27 regional facilities in Alabama,

          Florida, Georgia,  Indiana, Iowa, Kentucky, North Carolina, Ohio,

          Oklahoma, South Carolina, Tennessee, Texas and West Virginia. For

          the year ended January 5, 1998, the Company reported revenues in excess of $ 491 million.



          The Company declined to disclose purchase specifics.



                                         -end-



























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